UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 6, 2019

SUPERCONDUCTOR TECHNOLOGIES INC.

_____________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	0-21074	77-0158076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9101 Wall Street, Suite 1300, Austin, TX 78754

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	512 334 8900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	SCON	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07              Submission of Matters to a Vote of Security Holders.

On June 6, 2019, Superconductor Technologies Inc. (the "Company" or "our") held its 2019 Annual Meeting of Stockholders (the "Annual Meeting"). Presented below are the voting results for the proposals submitted to our stockholders at the Annual Meeting, which are further described in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2019, the relevant portions of which are incorporated herein by reference.

At of the close of business on April 17, 2019, the record date for the Annual Meeting, a total of 3,802,609 shares of our common stock were outstanding and entitled to vote at our Annual Meeting. The number of shares present or represented by valid proxy at the Annual Meeting was 2,635,819 shares or 69.3% of our common stock entitled to vote. Therefore, a quorum was present for the purposes of the Annual Meeting.

Proposal 1	Election of Class 3 Director The stockholders elected David W. Vellequette as a Class 3 director to serve until the annual meeting of stockholders in 2022 with the following vote:

Nominee	Votes For	Votes Withheld
David W. Vellequette	291,275	53,745

Proposal 2

Advisory Vote on Executive Compensation

The non-binding advisory resolution approving the compensation of the Company's named executive officers, commonly referred to as "say-on-pay", was approved with the following vote:

For	Against	Abstain	Broker Non-votes
270,641	70,195	4,184	2,290,799

Proposal 3

Advisory Vote on Frequency of Advisory Vote on Executive Compensation

The following preferences were recorded with respect to the non-binding advisory vote on the frequency of advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstained	Broker Non-votes
86,985	27,154	216,515	14,366	2,290,799

In accordance with these results, the board of directors has determined that future advisory votes on the compensation of the Company's named executive officers will be held every three years until the next required advisory vote on frequency. The Company is required to hold a vote on frequency at least once every six years.

Proposal 4	Appointment of Marcum LLP as Independent Registered Public Accounting Firm

The appointment of Marcum LLP as our independent registered public accounting firm for 2019 was ratified with the following vote:

For	Against	Abstain	Broker Non-votes
2,074,371	297,144	264,304	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2019	Superconductor Technologies Inc.

/s/ William J. Buchanan
By: William J. Buchanan
Its: Chief Financial Officer